united states
securities and exchange commission
washington, d.c. 20549

form n-csr

certified shareholder report of registered management
investment companies

Investment Company Act file number 811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright St. Omaha, Nebraska 68130

(Address of principal executive offices) (Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Dr., Suite 110, Hauppauge, NY 11788

(Name and address of agent for service)

Registrant's telephone number, including area code: 631-470-2619

Date of fiscal year end: 5/31

Date of reporting period: 5/31/16

Item 1. Reports to Stockholders.

Leader Short-Term Bond Fund

Investor Class – LCCMX
Institutional Class – LCCIX
Class A – LCAMX
Class C – LCMCX

Leader Total Return Fund

Investor Class – LCTRX
Institutional Class – LCTIX
Class A – LCATX
Class C – LCCTX

Annual Report
May 31, 2016

1-800-711-9164
www.leadercapital.com

Leader Short Term Bond Fund and Leader Total Return

Fund Management’s Discussion & Analysis1

Dear Fellow Shareholders:

We are pleased to present the annual report for the Leader Short Term Bond Fund and the Leader Total Return Fund. This report covers the financial results and investment activity for both the Leader Funds for the fiscal year ended May 31, 2016.

The Leader Short Term Bond Fund ended the fiscal year with a total return (at NAV) of -5.08% (LCCIX), -5.60% (LCCMX), -5.52% (LCAMX) and -6.07% (LCMCX). The Index (Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index) finished the year up 0.96%.

The Leader Total Return Fund ended its fiscal year with a total return (at NAV) of -8.64% (LCTIX), -9.04% (LCTRX), -9.06% (LCATX) and -9.60% (LCCTX). The Index (Barclays US Intermediate Aggregate Index) finished the year up 2.99%.

The Funds’ past performance does not guarantee future results. The investment return and principal value of an investment in the Funds will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the Funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 1-800-711-9164

As stated in the current prospectus, the Funds’ annual operating expense ratios (gross) are as follows:

The Leader Short Term Bond Fund 0.93% (LCCIX), 1.43% (LCCMX), 1.43% (LCAMX) and 1.93% (LCMCX).

The Leader Total Return Fund 1.08% (LCTIX), 1.58% (LCTRX), 1.58% (LCATX) and 2.08% (LCCTX).

We have been in a bear market in credit since June of 2015. During that time period, liquidity created an enormous amount of price volatility in below A credits. BBB credits essentially traded like junk bonds. GDP continued to be weak as countries (other than the US) lowered interest rates further into negative territory. This was exacerbated by low commodity prices as we moved into the end of 2015. Tax loss selling seemed to put a bottom in the markets in December 2015, but could not hold. High yield credits in commodities moved to 2,750 basis points over treasuries, causing prices to fall into the middle of February 2016. Commodity prices and a less liquid corporate bond market were the main contributors to our underperformance.

We are looking forward to a good 2016 as we are positioned in commodities, high quality corporates and cash. Interest rates continue to wind down, which is consistent with our piece “The 12 Trillion Dollar Haircut” we put out in September 2015. We believe governments have too much debt and Q.E.2 did not work. The additional 28 trillion dollars printed by governments since 2008 will be paid back in cheaper currency; Great Britain is the next “batter up”. Sovereign issuers like Puerto Rico, who do not have their own printing presses, will simply default. The good news is low currencies lead to higher equity markets and eventually high interest rates. We believe the Federal Reserve will raise the Fed Funds interest rate to 2% by the end of 2017. Lower currencies will also create commodity inflation as money continues to move to “hard” assets. We believe the end of the bear market, which started in June 2016, should come to an end by October 2016 and as such 2016 and we believe 2017 should be a banner year for corporate fixed income.

In the following pages you will find detailed information about the Leader Short Term Bond Fund and the Leader Total Return Fund and their performance since inception of the Funds. We hope you will take a moment to read this information and let us know if you have any questions about your investment. You can send us an email at info@leadercapital.com or call us at 1-800-269-8810.

As always, we appreciate your investment in the Leader Short Term Bond Fund and the Leader Total Return Fund and we look forward to serving your investment needs in the years to come.

Sincerely,

John Lekas

Portfolio Manager

[1]	The general market views expressed in this report represent the opinions of Leader Capital Corp. Management comments are not intended to predict or forecast the performance of any of the securities markets or indexes. Past performance is no guarantee of future results.

2	Quantitative Easing is an unconventional monetary policy in which a central bank purchases government securities or other securities from the market in order to lower interest rates and increase the money supply. Quantitative easing increases the money supply by flooding financial institutions with capital in an effort to promote increased lending and liquidity. Quantitative easing is considered when short-term interest rates are at or approaching zero, and does not involve the printing of new banknotes.

This material must be preceded or accompanied by a prospectus. Investors should consider the investment objective, risks, charges and expenses of the Funds carefully before investing. The Prospectus contains this and other important information about the Funds. For a current Prospectus, call 800-269-8810 or go to www.leadercapital.com. Foreside Distribution Services, LP.

Investments in debt securities typically decrease in value when interest rates rise. This risk is actually greater for longer-term debt securities. Investment by the Funds in lower-rated and nonrated securities presents a greater risk of loss of principle and interest than higher-rated securities. The Funds are exposed to credit risk where lower –rated securities have a higher risk of defaulting on obligations. Investments in foreign securities involve greater volatility and political, economic and currency risks. They may also have different accounting methods.

Investments in asset-backed and mortgage-backed securities include additional risks that investors should be aware of such as credit risk, prepayment risk, possible illiquidity and default, as well as increased susceptibility to adverse economic developments.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited)
May 31, 2016

The primary investment objective of the Fund is to deliver a high level of current income, with a secondary objective of capital appreciation. The Fund expects to achieve its objectives by investing in a portfolio of investment grade and non-investment grade debt securities, both domestic and foreign. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), utilizes a fundamental top-down analysis, meaning the Advisor analyzes the economy, interest rate cycles, the supply and demand for credit and the characteristics of individual securities in making investment selections. The Fund’s sector breakdown as of May 31, 2016 is listed below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Leader Short-Term Bond Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2016

The Fund’s performance figures* for each of the periods ending May 31, 2016, compared to its benchmark:

	Returns greater than 1 year are annualized
					Date of Inception
	1 Year	3 Year	5 Year	10 Year	July 14, 2005	October 31, 2008	March 21, 2012	August 8, 2012
Leader Short-Term Bond Fund - Investor Class	(5.60)%	(0.64)%	0.83%	3.03%	2.57%	N/A	N/A	N/A
Leader Short-Term Bond Fund - Institutional Class	(5.08)%	0.51%	3.18%	N/A	N/A	4.15%	N/A	N/A
Leader Short-Term Bond Fund - Class A	(5.52)%	0.04%	N/A	N/A	N/A	N/A	1.57%	N/A
Leader Short-Term Bond Fund - Class A with Load **	(7.01)%	(1.03)%	N/A	N/A	N/A	N/A	1.29%	N/A
Leader Short-Term Bond Fund - Class C	(6.07)%	(0.38)%	N/A	N/A	N/A	N/A	N/A	0.88%
Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index ***	0.96%	0.99%	1.04%	2.76%	2.71%	2.02%	1.03%	0.97%

Comparison of the Change in Value of a $10,000 Investment | July 14, 2005 – May 31, 2016

*	The performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than 1 year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.43%, 0.93%, 1.43% and 1.93% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 28, 2015. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maximum sales charge was 3.50%.

***	Merrill Lynch 1-3 Year U.S. Corporate /Government Bond Index tracks the performance of U.S. dollar denominated investment grade U.S. Government and corporate bond debt issued in the U.S. domestic bond market with maturities ranging between 1 and 3 years. One cannot invest directly in an index. Sector allocations are subject to change.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS
May 31, 2016

Shares				Value ($)
	COMMON STOCK - 0.0%
	INSURANCE - 0.0%
8,848	Blue Capital Reinsurance Holdings, Ltd.			153,513
	(Cost - $176,960)

Principal		Coupon Rate
Amount ($) *		(%)	Maturity
	BONDS & NOTES - 60.9%
	AEROSPACE / DEFENSE - 2.0%
5,000,000	Boeing Co.	2.2000	10/20/2022	5,038,115
2,000,000	Raytheon Co.	3.1250	10/15/2020	2,118,873
2,000,000	United Technologies Corp.	6.1250	2/1/2019	2,241,013
				9,398,001
	AGRICULTURE - 0.5%
2,000,000	Philip Morris International, Inc.	4.5000	3/26/2020	2,210,318

	BANKS - 4.1%
2,000,000	Credit Agricole SA (a,b)	1.6280	6/10/2020	1,998,800
3,000,000	JP Morgan Chase & Co.	2.7500	6/23/2020	3,058,222
4,300,000	JP Morgan Chase & Co. (a)	7.9000	Perpetual	4,402,125
250,000	KeyBank NA	2.5000	12/15/2019	253,554
1,660,000	KeyCorp.	2.9000	9/15/2020	1,693,235
2,000,000	US Bancorp	2.9500	7/15/2022	2,054,626
5,610,000	Wells Fargo & Co. (a)	7.9800	Perpetual	5,911,538
				19,372,100
	BEVERAGES - 1.5%
5,000,000	Coca-Cola Co.	1.8750	10/27/2020	5,061,958
2,000,000	PepsiCo, Inc.	2.7500	3/1/2023	2,064,433
				7,126,391
	BIOTECHNOLOGY - 0.9%
2,000,000	Amgen, Inc.	3.8750	11/15/2021	2,152,059
2,000,000	Gilead Sciences, Inc.	2.5500	9/1/2020	2,053,259
				4,205,318
	CHEMICALS - 0.4%
2,000,000	EI du Pont de Nemours & Co.	2.8000	2/15/2023	2,009,842

	COMMERCIAL SERVICES - 0.9%
3,000,000	Hertz Corp.	6.7500	4/15/2019	3,046,122
1,000,000	McGraw Hill Financial, Inc.	5.9000	11/15/2017	1,063,003
				4,109,125
	COMPUTERS - 0.9%
4,000,000	International Business Machines Corp.	3.3750	8/1/2023	4,264,286

	COSMETICS/PERSONAL CARE - 0.6%
3,000,000	Colgate-Palmolive Co.	2.3000	5/3/2022	3,077,699

	CREDIT CARD ABS - 0.1%
500,000	Chase Issuance Trust (a)	0.8487	5/17/2021	501,402

	DIVERSIFIED FINANCIAL SERVICES - 5.0%
5,655,000	Cantor Fitzgerald LP (b)	7.8750	10/15/2019	6,300,221
2,000,000	Cantor Fitzgerald LP (b)	6.5000	6/17/2022	2,081,275
6,620,000	International Lease Finance Corp.	8.7500	3/15/2017	6,947,786
9,000,000	Nelnet, Inc. (a,c)	4.0051	9/29/2036	6,345,000
1,850,000	Scottrade Financial Services, Inc. (b)	6.1250	7/11/2021	1,963,520
				23,637,802
	ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
1,000,000	Emerson Electric Co.	2.6250	12/1/2021	1,035,955

	HEALTHCARE - PRODUCTS - 0.4%
2,000,000	Abbott Laboratories	2.0000	3/15/2020	1,998,787

	HEALTHCARE - SERVICES - 0.4%
1,700,000	UnitedHealth Group, Inc.	1.9000	7/16/2018	1,722,023

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Principal		Coupon Rate
Amount ($) *		(%)	Maturity	Value ($)
	INSURANCE - 1.9%
1,639,000	Fairfax Financial Holdings Ltd.	7.3750	4/15/2018	1,754,677
5,053,000	ING Capital Funding Trust III (a)	4.2309	Perpetual	4,983,521
2,000,000	Progressive Corp.	3.7500	8/23/2021	2,151,138
				8,889,336
	INTERNET - 1.3%
3,000,000	Alphabet, Inc.	3.6250	5/16/2021	3,277,721
3,000,000	Amazon.com, Inc.	2.5000	11/29/2022	3,061,617
				6,339,338
	MACHINERY - CONSTRUCTION & MINING - 0.4%
2,000,000	Caterpillar, Inc.	3.9000	5/27/2021	2,186,010

	MACHINERY - DIVERSIFIED - 1.6%
2,000,000	Case New Holland, Inc. (b)	7.8750	12/1/2017	2,150,000
2,000,000	Case New Holland, Inc.	7.8750	12/1/2017	2,150,000
3,000,000	John Deere Capital Corp.	3.9000	7/12/2021	3,271,003
				7,571,003
	MEDIA - 1.5%
2,000,000	Comcast Corp.	5.7000	5/15/2018	2,175,321
2,000,000	Walt Disney Co.	1.1000	12/1/2017	2,003,429
3,000,000	Walt Disney Co.	2.3500	12/1/2022	3,060,777
				7,239,527
	MINING - 2.2%
1,200,000	Glencore Finance Canada Ltd. (b)	3.6000	1/15/2017	1,206,183
2,000,000	Glencore Finance Canada Ltd. (b)	2.7000	10/25/2017	1,990,676
8,000,000	Glencore Funding LLC (a,b)	1.9884	1/15/2019	7,520,000
				10,716,859
	OIL & GAS - 3.5%
2,000,000	Marathon Oil Corp.	5.9000	3/15/2018	2,068,419
5,000,000	Marathon Oil Corp.	2.7000	6/1/2020	4,563,110
9,240,000	Petrobras Global Finance BV (a)	2.7684	1/15/2019	8,281,812
6,500,000	Transocean, Inc.	7.5000	4/15/2031	1,830,000
				16,743,341
	OTHER ABS - 17.6%
1,000,000	Apidos CLO XVI 2013-16A B (a,b)	3.4331	1/19/2025	979,585
5,000,000	ARES XXX CLO Ltd. 2014-30A D (a.b)	3.4844	4/20/2023	4,857,284
2,500,000	Bluemountain CLO III Ltd 2007-3A D (a,b)	2.0420	3/17/2021	2,349,760
3,000,000	Callidus Debt Partners CLO Fund VI Ltd. 2006-1A E (a,b)	3.6381	10/23/2021	2,803,024
2,500,000	Canaras Summit CLO Ltd. 2007-1AD (a,b)	2.8734	6/19/2021	2,450,000
4,500,000	Centurion CDO 9 Ltd. 2005-9A C (a,b)	2.4829	7/17/2019	4,180,777
4,500,000	CIFC Funding Ltd. 2006-2A B1L Ltd. (a,b)	2.2731	3/1/2021	4,376,299
4,814,852	CIFC Funding Ltd. 2006-2A B2L Ltd. (a,b)	4.6731	3/1/2021	4,783,053
3,500,000	Doral CLO II Ltd. 2012-2AB (a,b)	3.1653	5/26/2023	3,423,798
4,000,000	Fortress Credit BSL Ltd. 2013-1A D (a,b)	4.1331	1/19/2025	3,640,470
2,000,000	Four Corners CLO III Ltd. 2006-3AD (a,b)	2.1351	7/22/2020	1,881,480
5,000,000	Fraser Sullivan CLO II Ltd. 2006-2A D (a,b)	2.1234	12/20/2020	4,896,751
2,440,000	Goldman Sachs Asset Management CLO PLC 2007-1A C (a,b)	1.7366	8/1/2022	2,406,798
4,000,000	Gulf Stream - Compass CLO 2007-1AB (a,b)	1.5344	10/28/2019	3,974,036
2,500,000	HarbourView CLO 2006-1 6A D (a,b)	4.3301	12/27/2019	2,450,159
5,040,000	Hillmark Funding Ltd. 2006-1AB (a.b)	1.3539	5/21/2021	4,638,154
5,250,000	Inwood Park CDO Ltd. 2006-1A D (a,b)	2.0344	1/20/2021	4,904,212
3,500,000	LCM X LP 10A CR (a,b)	3.4784	4/15/2022	3,481,237
2,027,400	Liberty CLO Ltd. 2005-1A A4 (a,b)	1.1866	11/1/2017	2,023,802
3,000,000	Monroe Capital BSL CLO Ltd. 2015-1A D (a,b)	4.6039	5/22/2027	2,769,111
1,742,884	Nob Hill CLO Ltd. 2006-1A C (a,b)	1.4261	8/15/2018	1,749,997
5,000,000	Schiller Park 2007-1A C (a,b)	1.3681	4/25/2021	4,812,060
4,000,000	Shinnecock CLO 2006-1A D (a,b)	2.4284	7/15/2018	3,885,006
2,000,000	Subdbury Mill CLO Ltd. 2013-1A D (a,b)	4.1329	1/17/2026	1,661,876
4,000,000	Symphony CLO IX LP 2012-9A C (a,b)	3.8829	4/16/2022	4,061,122
				83,439,851
	PHARMACEUTICALS - 2.7%
2,000,000	AbbVie, Inc.	2.5000	5/14/2020	2,020,773
2,000,000	AbbVie, Inc.	3.2000	11/6/2022	2,038,181
2,000,000	Bristol-Myers Squibb Co.	2.0000	8/1/2022	1,997,305
3,000,000	Johnson & Johnson	2.4500	12/5/2021	3,137,707
3,500,000	Pfizer, Inc.	3.0000	6/15/2023	3,665,750
				12,859,716

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Principal		Coupon Rate
Amount ($) *		(%)	Maturity	Value ($)
	PIPELINES - 0.7%
3,000,000	Energy Transfer Partners LP	9.7000	3/15/2019	3,358,521

	RETAIL - 4.7%
4,000,000	Best Buy Co., Inc.	5.0000	8/1/2018	4,195,000
2,000,000	Costco Wholesale Corp.	1.7000	12/15/2019	2,028,398
5,000,000	Costco Wholesale Corp.	2.2500	2/15/2022	5,087,133
1,000,000	Dollar General Corp.	4.1250	7/15/2017	1,030,004
2,000,000	Energy Transfer Partners LP	5.3500	3/1/2018	2,139,880
3,000,000	McDonald’s Corp.	2.7000	6/15/2022	3,118,038
2,000,000	Target Corp.	3.8750	7/15/2020	2,169,749
2,500,000	Yum! Brands, Inc.	3.8750	11/1/2020	2,512,500
				22,280,702
	SEMICONDUCTORS - 2.2%
4,000,000	Intel Corp.	2.4500	7/29/2020	4,120,678
5,000,000	QUALCOMM, Inc.	2.2500	5/20/2020	5,180,602
1,000,000	Texas Instruments, Inc.	2.2500	5/1/2023	996,181
				10,297,461
	SOFTWARE - 2.2%
7,000,000	Microsoft Corp.	2.6500	11/13/2022	7,227,076
3,000,000	Oracle Corp.	2.5000	5/15/2022	3,053,045
				10,280,121
	TRANSPORTATION - 0.5%
2,000,000	United Parcel Service, Inc.	5.1250	4/1/2019	2,206,764

	TOTAL BONDS & NOTES (Cost - $292,520,420)			289,077,599

	BANK LOANS - 0.9%
1,939,850	Hertz Corp. (a)	4.0000	3/11/2018	1,942,274
1,400,000	Hilton Worldwide Finance (a)	3.5000	10/25/2020	1,406,132
853,333	Hilton Worldwide Finance (a)	3.5000	10/25/2020	857,071
	TOAL BANK LOANS (Cost - $4,213,117)			4,205,477

	CONVERTIBLE BONDS - 2.1%
	INVESTMENT FIRMS - 1.1%
5,004,000	Ares Capital Corp.	4.7500	1/15/2018	5,204,160
100,000	Prospect Capital Corp.	5.5000	8/15/2016	100,750
				5,304,910
	REITS - 1.0%
5,000,000	IAS Operating Partnership LP (b)	5.0000	3/15/2018	4,893,750

	TOTAL CONVERTIBLE BONDS (Cost - $10,315,527)			10,198,660

		Dividend Rate
Shares		(%)
	PREFERRED STOCKS - 11.6%
	AUCTION RATE PREFERRED STOCKS - 0.3%
39	Eaton Vance Senior Floating-Rate Trust (c,d,e)	0.5270	Perpetual	975,000
27	Eaton Vance Senior Floating-Rate Trust (c,d,e)	0.5120	Perpetual	675,000
				1,650,000
	HEALTHCARE -SERVICES - 0.5%
50,000	Anthem, Inc.	5.5000	5/1/2018	2,235,500

	INVESTMENT COMPANIES - 0.1%
14,881	Medley Capital Corp.	6.5000	1/30/2021	364,435

	OIL & GAS - 7.4%
225,000	Hess Corp.	8.0000	2/1/2019	17,205,750
550,000	Southwestern Energy Co.	6.2500	1/15/2018	17,892,160
				35,097,910
	PHARMACEUTICALS - 0.4%
2,000	Allergan plc	5.5000	3/1/2018	1,698,750

	PIPELINES - 2.9%
302,883	Kinder Morgan, Inc.	9.7500	10/26/2018	13,884,157

	TOTAL PREFERRED STOCKS (Cost - $52,621,392)			54,930,752

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Principal		Coupon Rate
Amount ($) *		(%)	Maturity	Value ($)
	U.S. GOVERNMENT & AGENCY - 3.2%
	U.S. TREASURY OBLIGATIONS - 3.2%
15,000,000	United States Treasury Bill (Cost - $14,996,925)	0.0000	7/7/2016	14,996,925

Shares
	OPEN ENDED MUTUAL FUND - 0.2%
	REAL ESTATE FUND - 0.2%
41,118	Cole Real Estate Income Strategy Daily NAV, Inc. (Cost - $750,000)			749,178

	SHORT - TERM INVESTMENT - 21.9%
	MONEY MARKET FUND - 21.9%
104,283,145	Federated Treasury Obligations Fund 0.20% (a)
	(Cost - $104,283,145)			104,283,145

	TOTAL INVESTMENTS - 100.8% (Cost - $479,877,486) (f)			$478,595,249
	LIABILITIES IN EXCESS OF OTHER ASSETS - (0.8)%			(3,769,124)
	NET ASSETS - 100.0%			$474,826,125

ABS - Asset Backed Security	CLO - Collateralized Loan Obligation

REIT - Real Estate Investment Trust	CDO - Collateralized Debt Obligation

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

*	Principal is in US Dollar unless otherwise noted.

(a)	Variable rate security; the rate shown represents the rate at May 31, 2016.

(b)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2016, these securities amounted to $113,544,276 or 23.9 % of net assets.

(c)	The value of this security has been determined in good faith under the polices of the Board of Trustees.

(d)	The Advisor or Trustees have determined these securities to be illiquid. At May 31, 2016, these securities amounted to $1,650,000 or 0.3 % of net assets.

(e)	Rate shown represents the dividend rate as of May 31, 2016.

(f)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $480,093,346 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$4,987,656
Unrealized Depreciation:	(6,485,753)
Net Unrealized Depreciation:	$(1,498,097)

See accompanying notes to financial statements.

Leader Total Return Fund
Investment Highlights (Unaudited)
May 31, 2016

The primary investment objective of the Fund is to seek income and capital appreciation to produce a high total return. The Fund expects to achieve its objectives by investing primarily in domestic and foreign fixed income securities of various maturities and credit qualities that are denominated in U.S. dollars or foreign currencies. The Fund’s investment advisor, Leader Capital Corp. (the “Advisor”), allocates Fund assets among various fixed income sectors, maturities and specific issues using an opportunistic approach by assessing risk and reward among fixed income peer groups. The Fund’s sector breakdown as of May 31, 2016 is listed below which may differ from the Portfolio of Investments which is listed by industry subgroup.

Sector Breakdown
% of Net Assets
Communications, 1.30%
Consumer, Non-cyclical, 0.55%
Consumer, Cyclical, 1.61%
Energy, 30.98%
Diversified, 2.58%
Basic Materials, 3.84%
Financial, 5.41%
Government, 6.29%
Cash & Cash Equivalents, 20.17%
Asset Backed, 27.27%

Leader Total Return Fund
Investment Highlights (Unaudited) (Continued)
May 31, 2016

The Fund’s performance figures* for each the periods ending May 31, 2016, compared to its benchmark:

	Returns greater than 1 year are annualized
				Date of Inception
	1 Year	3 Year	5 Year	July 30, 2010	March 21, 2012	August 8, 2012
Leader Total Return Fund - Investor Class	(9.04)%	(0.08)%	2.48%	3.11%	N/A	N/A
Leader Total Return Fund - Institutional Class	(8.64)%	0.52%	2.98%	3.59%	N/A	N/A
Leader Total Return Fund - Class A	(9.06)%	0.47%	N/A	N/A	3.27%	N/A
Leader Total Return Fund - Class A with Load **	(10.43)%	(1.48)%	6.72%	N/A	1.82%	N/A
Leader Total Return Fund - Class C	(9.60)%	(0.42)%	N/A	N/A	N/A	2.73%
Barclays US Intermediate Aggregate Index ***	2.99%	2.91%	3.33%	3.39%	2.85%	2.28%

Comparison of the Change in Value of a $10,000 Investment | July 30, 2010 – May 31, 2016

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. Returns greater than one year are annualized. The Fund’s total annual operating expense ratios, excluding any fee waivers or expense reimbursements, are 1.58%, 1.08%, 1.58% and 2.08% for Investor Class, Institutional Class, Class A and Class C shares, respectively, per the Fund’s prospectus dated September 28, 2015. Class C shares are subject to a maximum deferred sales charge of 1.00% on shares redeemed within 12 months of purchase. For performance information current to the most recent month-end, please call 1-800-711-9164.

**	Class A with load total return is calculated using the maximum sales charge 1.50%. Prior to May 21, 2015, the maxium sales charge 3.50%.

***	Barclays US Intermediate Aggregate Index measures the performance of the U.S. investment grade bond market. The index invests in a wide spectrum of public, investment-grade, taxable, fixed income securities in the United States - including government, corporate, and international dollar-denominated bonds, as well as mortgage-backed and asset-backed securities, all with maturities of more than 1 year. Investors may not invest directly in an index. Unlike the Fund’s returns, the Index does not reflect any fees or expenses.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS
May 31, 2016

Principal		Coupon
Amount ($) *		Rate (%)	Maturity	Value ($)
	BONDS & NOTES - 56.3%
	ASSET BACKED - 9.3%
333,333	OnDeck Capital, Inc. (a,b) +	7.0000	6/30/2016	340,279
3,666,667	OnDeck Capital, Inc. (a,b) +	7.0000	4/30/2017	3,784,224
3,000,000	OnDeck Capital, Inc. (a,b) +	6.0000	8/15/2017	3,101,685
				7,226,188
	DIVERSIFIED FINANCIAL SERVICES - 2.7%
3,000,000	Nelnet, Inc. (b)	4.0051	9/29/2036	2,115,000

	HOLDING COMPANIES - 2.6%
2,000,000	Leucadia National Corp.	5.5000	10/18/2023	2,008,143

	INSURANCE - 2.7%
4,000,000	Genworth Holdings, Inc. - Class A (b)	6.1500	11/15/2066	1,360,000
750,000	ING Capital Funding Trust III (b)	6.2309	Perpetual	739,688
				2,099,688
	MINING - 3.9%
2,000,000	Glencore Finance Canada Ltd (c)	2.7000	10/25/2017	1,990,676
1,250,000	Kinross Gold Corp.	6.8750	9/1/2041	1,000,150
				2,990,826
	OIL & GAS - 12.8%
400,000	Gazprom OAO Via Gaz Capital SA (c)	9.2500	4/23/2019	459,779
2,100,000	Gazprom OAO Via Gaz Capital SA	9.2500	4/23/2019	2,413,841
2,000,000	Marathon Oil Corp.	5.9000	3/15/2018	2,068,419
50,000	Petrobras International Finance Co. (b)	2.7684	1/15/2019	44,815
3,641,000	Petrobras International Finance Co.	5.3750	1/27/2021	3,231,387
2,000,000	Transocean, Inc.	7.1250	12/15/2021	1,485,000
470,000	Transocean, Inc.	7.5000	4/15/2031	286,700
				9,989,941
	OTHER ABS - 18.0%
2,500,000	Cavalry CLO V Ltd. 2014-5A D (b,c)	4.1329	1/16/2024	2,343,777
2,000,000	Fortress Credit BSL Ltd. 2013-1A C (b,c)	3.5331	1/19/2025	1,887,653
2,000,000	Fortress Credit BSL Ltd. 2013-1A D (b,c)	4.1331	1/19/2025	1,820,235
2,000,000	Hillmark Funding Ltd. 2006-1A B (b,c)	1.3539	5/21/2021	1,840,537
2,000,000	Inwood Park CDO Ltd. 2006-1A D (b,c)	2.0344	1/20/2021	1,868,271
1,708,971	Madison Park Funding IV Ltd. 2007-4A E (b,c)	4.2243	3/22/2021	1,570,305
2,000,000	Monroe Capital BSL CLO 2015-1 Ltd. 2015-1A D (b,c)	4.6039	5/22/2027	1,846,074
1,000,000	Sudbury Mill CLO Ltd. 2013-1A D (b,c)	4.1329	1/17/2026	830,938
				14,007,790
	PIPELINES - 1.4%
1,000,000	Energy Transfer Partners LP	9.7000	3/15/2019	1,119,507

	RETAIL - 1.6%
1,500,000	Outerwall, Inc.	5.8750	6/15/2021	1,252,500

	TELECOMMUNICATIONS - 1.3%
1,000,000	GTP Acquisition Partners I LLC (c)	3.4820	6/16/2025	1,011,249

	TOTAL BONDS & NOTES (Cost - $46,981,978)			43,820,832

	U.S. GOVERNMENT & AGENCY - 6.3%
	U.S. TREASURY OBLIGATIONS - 6.3%
5,000,000	United States Treasury Note (Cost - $4,938,799)	4.6250	2/15/2026	4,901,170

		Dividend
Shares		Rate %
	PREFERRED STOCKS - 17.2%
	OIL & GAS - 13.6%
75,000	Hess Corp.	8.0000	2/1/2019	5,735,250
150,000	Southwestern Energy Co.	6.2500	1/15/2018	4,879,680
				10,614,930
	PHARMACEUTICALS - 0.5%
500	Allergan Plc	5.5000	3/1/2018	424,688

	PIPELINES - 3.1%
52,432	Kinder Morgan, Inc.	9.7500	10/26/2018	2,403,483

	TOTAL PREFFERED STOCKS (Cost - $12,626,273)			13,443,101

See accompanying notes to financial statements.

Leader Total Return Fund
PORTFOLIO OF INVESTMENTS (Continued)
May 31, 2016

Shares		Value ($)
	SHORT-TERM INVESTMENTS - 22.5%
	MONEY MARKET FUND - 22.5%
17,512,628	Federated Treasury Obligations Fund 0.20% (b)
	(Cost - $17,512,628)	17,512,628

	TOTAL INVESTMENTS - 102.3% (Cost - $82,059,678) (d)	$79,677,731
	LIABILITIES LESS OTHER ASSETS - (2.3)%	(1,807,738)
	NET ASSETS - 100.0%	$77,869,993

ABS - Asset Backed Securities

CLO - Collateralized Loan Obligation

CDO - Collateralized Debt Obligation

Perpetual - Perpetual bonds are fixed income instruments without defined maturity dates.

*	Principal is in US Dollar unless otherwise noted.

+	The value of this security has been determined in good faith under the policies of the Board of Trustees.

(a)	The Advisor or Trustees have determined these securities to be illiquid at May 31, 2016, these securities amounted to $7,226,188 or 9.3% of net assets.

(b)	Variable rate security; the rate shown represents the rate at May 31, 2016.

(c)	Securities exempt from registration under Rule 144A of Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers. At May 31, 2016, these securities amounted to $17,469,494 or 22.4% of net assets.

(d)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is $82,068,558 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized Appreciation:	$1,531,972
Unrealized Depreciation:	(3,922,799)
Net Unrealized Depreciation:	$(2,390,827)

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF ASSETS AND LIABILITIES
May 31, 2016

	Leader Short-Term	Leader Total Return
	Bond Fund	Fund
ASSETS
Investment securities:
At cost	$479,877,486	$82,059,678
At value	$478,595,249	$79,677,731
Cash held at broker	11,872,697	3,234,878
Foreign currency (cost $2,249,827, $0, respectively)	1,813,990	—
Receivable for securities sold	12,661,115	2,538,367
Dividends and interest receivable	2,425,712	452,941
Receivable for Fund shares sold	140,300	3,605
Prepaid expenses and other assets	52,643	40,001
TOTAL ASSETS	507,561,706	85,947,523

LIABILITIES
Payable for investments purchased	30,565,403	7,732,992
Payable for Fund shares redeemed	1,379,086	180,350
Investment advisory fees payable	311,392	42,598
Dividends payable	150,742	25,051
Distribution (12b-1) fees payable	113,305	18,134
Payable to related parties	76,812	28,417
Accrued expenses and other liabilities	138,841	49,988
TOTAL LIABILITIES	32,735,581	8,077,530
NET ASSETS	$474,826,125	$77,869,993

Net Assets Consist Of:
Paid in capital	$549,383,709	$113,120,881
Accumulated net investment loss	(521,651)	(231,194)
Accumulated net realized loss from investments and foreign currency transactions	(72,317,859)	(32,637,747)
Net unrealized depreciation on investments and foreign currency	(1,718,074)	(2,381,947)
NET ASSETS	$474,826,125	$77,869,993

Net Asset Value Per Share:
Investor Class Shares:
Net Assets	$193,008,092	$20,087,341
Shares of beneficial interest outstanding
[$0 par value, unlimited shares authorized]	21,320,052	2,149,146
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.05	$9.35
Institutional Class Shares:
Net Assets	$245,710,218	$42,043,136
Shares of beneficial interest outstanding
($0 par value, unlimited shares authorized)	26,946,509	4,520,124
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share	$9.12	$9.30
Class A Shares:
Net Assets	$23,619,323	$10,027,433
Shares of beneficial interest outstanding
($0 par value, unlimited shares authorized)	2,614,140	1,074,858
Net asset value (Net Assets ÷ Shares Outstanding), and redemption price per share	$9.04	$9.33
Offering price per share
(net asset value plus maximum sales charge of 1.50%)	$9.17 (a)	$9.47
Class C Shares:
Net Assets	$12,488,492	$5,712,083
Shares of beneficial interest outstanding
($0 par value, unlimited shares authorized)	1,376,502	607,592
Net asset value (Net Assets ÷ Shares Outstanding), offering price and redemption price per share (1)	$9.07	$9.40

(1)	Class C shares are subject to a 1.00% CDSC on shares redeemed within the first 12 months of purchase.

(a)	Does not recompute due to rounding.

See accompanying notes to financial statements.

Leader Funds

STATEMENTS OF OPERATIONS

For the Year Ended May 31, 2016

	Leader Short-Term	Leader Total Return
	Bond Fund	Fund
INVESTMENT INCOME
Interest	$25,760,004	$8,700,504
Dividends	797,297	309,171
Securities lending income	194,341	124,667
TOTAL INVESTMENT INCOME	26,751,642	9,134,342

EXPENSES
Investment advisory fees	5,660,847	1,184,204
Distribution (12b-1) fees:
Investor Class	1,353,354	217,790
Class A	184,211	125,800
Class C	169,114	89,896
Administrative services fees	506,894	139,549
Transfer agent fees	252,846	93,935
Accounting services fees	127,596	60,733
Printing expenses	99,891	31,732
Registration fees	66,071	49,686
Professional fees	38,436	34,262
Insurance expense	31,251	8,305
Trustees’ fees and expenses	10,894	10,913
Non 12b-1 shareholder servicing fees	16,680	2,167
Other expenses	89,157	29,895
TOTAL EXPENSES	8,607,242	2,078,867

NET INVESTMENT INCOME	18,144,400	7,055,475

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FORWARD CURRENCY EXCHANGE CONTRACTS AND FOREIGN CURRENCY
Net realized gain (loss) from:
Investments	(69,408,653)	(30,181,273)
Forward currency exchange contracts	6,047,895	1,676,901
Foreign currency transactions	(4,591,718)	(1,699,635)
Securities sold short	(302,684)	(23,035)
Capital Gain distributions received from underlying investment companies	—	3,274
Net realized loss	(68,255,160)	(30,223,768)

Net change in unrealized appreciation (depreciation) on:
Investments	9,211,896	3,730,893
Forward currency exchange contracts	(6,450,387)	(1,878,956)
Foreign currency translations	128,503	19,425
Net change in unrealized appreciation (depreciation)	2,890,012	1,871,362

NET REALIZED AND UNREALIZED LOSS ON INVESTMENTS, FORWARD CURRENCY EXCHANGE CONTRACTS, FOREIGN CURRENCY TRANSACTIONS AND SECURITIES SOLD SHORT	(65,365,148)	(28,352,406)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(47,220,748)	$(21,296,931)

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS

	Leader		Leader
	Short-Term Bond Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2016	May 31, 2015
FROM OPERATIONS
Net investment income	$18,144,400	$28,212,599	$7,055,475	$10,687,707
Net realized gain (loss) from investments, forward currency exchange contracts and foreign currency transactions	(68,255,160)	1,933,871	(30,223,768)	(284,270)
Net change in unrealized appreciation (depreciation) on investments, forward currency exchange contracts and foreign currency translations	2,890,012	(30,275,077)	1,871,362	(11,364,151)
Net decrease in net assets resulting from operations	(47,220,748)	(128,607)	(21,296,931)	(960,714)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income:
Investor Class	(4,616,924)	(9,732,643)	(1,479,373)	(3,085,575)
Institutional Class	(9,509,889)	(16,779,091)	(3,017,589)	(5,753,852)
Class A	(668,783)	(1,358,927)	(891,148)	(1,465,167)
Class C	(225,119)	(372,139)	(256,868)	(387,413)
From net realized gains:
Investor Class	—	(3,521,753)	—	(1,097,251)
Institutional Class	—	(4,733,124)	—	(1,872,574)
Class A	—	(505,943)	—	(578,024)
Class C	—	(163,033)	—	(170,992)
From paid in capital:
Investor Class	(1,073,388)	—	(342,855)	—
Institutional Class	(1,836,353)	—	(794,613)	—
Class A	(133,624)	—	(194,372)	—
Class C	(48,537)	—	(85,485)	—
Net decrease in net assets from distributions to shareholders	(18,112,617)	(37,166,653)	(7,062,303)	(14,410,848)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold:
Investor Class	80,804,971	212,387,699	8,480,108	68,692,755
Institutional Class	156,926,857	308,520,672	24,518,076	139,428,423
Class A	6,323,322	33,902,635	2,426,796	25,322,887
Class C	2,182,404	9,856,865	805,640	10,891,430
Net asset value of shares issued in reinvestment of distributions to shareholders:
Investor Class	4,979,761	10,432,928	1,438,893	3,540,516
Institutional Class	7,315,949	12,987,202	3,508,661	7,030,111
Class A	505,856	1,199,464	728,883	1,490,701
Class C	229,145	451,217	308,974	441,152
Payments for shares redeemed:
Investor Class	(205,052,294)	(310,308,623)	(62,447,154)	(70,641,290)
Institutional Class	(385,131,948)	(378,094,824)	(112,960,045)	(109,481,953)
Class A	(26,051,095)	(43,992,029)	(27,502,998)	(12,928,926)
Class C	(8,842,028)	(5,314,769)	(6,919,657)	(6,592,546)
Net increase (decrease) in net assets from shares of beneficial interest	(365,809,100)	(147,971,563)	(167,613,823)	57,193,260

TOTAL INCREASE (DECREASE) IN NET ASSETS	(431,142,465)	(185,266,823)	(195,973,057)	41,821,698
NET ASSETS
Beginning of Year	905,968,590	1,091,235,413	273,843,050	232,021,352
End of Year *	$474,826,125	$905,968,590	$77,869,993	$273,843,050
* Includes accumulated net investment loss of:	$(521,651)	$(533,061)	$(231,194)	$(141,294)

See accompanying notes to financial statements.

Leader Funds
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Leader		Leader
	Short-Term Bond Fund		Total Return Fund
	Year Ended	Year Ended	Year Ended	Year Ended
	May 31, 2016	May 31, 2015	May 31, 2016	May 31, 2015
SHARE ACTIVITY
Investor Class:
Shares Sold	8,522,414	21,332,285	824,373	6,228,753
Shares Reinvested	531,873	1,060,886	145,441	325,497
Shares Redeemed	(21,977,700)	(31,488,411)	(6,324,799)	(6,416,869)
Net increase (decrease) in shares of beneficial interest outstanding	(12,923,413)	(9,095,240)	(5,354,985)	137,381

Institutional Class:
Shares Sold	16,226,627	30,859,593	2,466,443	12,718,504
Shares Reinvested	774,874	1,310,213	359,064	650,410
Shares Redeemed	(41,202,465)	(38,115,104)	(11,499,783)	(10,070,313)
Net increase (decrease) in shares of beneficial interest outstanding	(24,200,964)	(5,945,298)	(8,674,276)	3,298,601

Class A :
Shares Sold	661,445	3,414,025	239,469	2,284,780
Shares Reinvested	54,116	122,293	74,346	137,703
Shares Redeemed	(2,809,556)	(4,487,191)	(2,892,554)	(1,189,974)
Net increase (decrease) in shares of beneficial interest outstanding	(2,093,995)	(950,873)	(2,578,739)	1,232,509

Class C :
Shares Sold	227,516	988,954	81,562	971,066
Shares Reinvested	24,403	45,898	31,595	40,551
Shares Redeemed	(947,870)	(538,427)	(710,654)	(586,237)
Net increase (decrease) in shares of beneficial interest outstanding	(695,951)	496,425	(597,497)	425,380

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year.

	Investor Class
	Year Ended May 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.79	$10.10	$9.87	$9.46	$9.82
Activity from investment operations:
Net investment income (1)	0.19	0.24	0.25	0.27	0.28
Net realized and unrealized gain (loss) on investments	(0.74)	(0.23)	0.26	0.44	(0.41)
Total from investment operations	(0.55)	0.01	0.51	0.71	(0.13)

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.28)	(0.30)	(0.21)
Net realized gains	—	(0.08)	—	—	(0.02)
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.19)	(0.32)	(0.28)	(0.30)	(0.23)

Net asset value, end of year	$9.05	$9.79	$10.10	$9.87	$9.46

Total return (2)	(5.60)%	0.11%	5.27%	7.60%	(1.23)%

Net assets, end of year (000s)	$193,008	$335,258	$437,626	$253,253	$207,442

Ratio of total expenses to average net assets (3)	1.41%	1.43%	1.44%	1.47%	1.47%
Ratio of net investment income to average net assets (3)	2.08%	2.38%	2.48%	2.75%	2.95%
Portfolio Turnover Rate	106.98%	71.38%	85.13%	151.19%	284.91%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions.

(3)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year.

	Institutional Class
	Year Ended May 31,
	2016	2015	2014	2013	2012

Net asset value, beginning of year	$9.86	$10.17	$9.95	$9.53	$9.89
Activity from investment operations:
Net investment income (1)	0.25	0.29	0.30	0.32	0.32
Net realized and unrealized gain (loss) on investments	(0.75)	(0.23)	0.26	0.45	(0.40)
Total from investment operations	(0.50)	0.06	0.56	0.77	(0.08)

Less distributions from:
Net investment income	(0.18)	(0.29)	(0.34)	(0.35)	(0.26)
Net realized gains	—	(0.08)	—	—	(0.02)
Return of capital	(0.06)	—	—	—	—
Total distributions	(0.24)	(0.37)	(0.34)	(0.35)	(0.28)

Net asset value, end of year	$9.12	$9.86	$10.17	$9.95	$9.53

Total return (2)	(5.08)%	0.62%	5.75%	8.22%	(0.72)%

Net assets, end of year (000s)	$245,710	$504,366	$580,621	$211,779	$126,082

Ratio of total expenses to average net assets (3)	0.91%	0.93%	0.94%	0.97%	0.97%
Ratio of net investment income to average net assets (3)	2.68%	2.89%	2.97%	3.25%	3.41%
Portfolio Turnover Rate	106.98%	71.38%	85.13%	151.19%	284.91%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(3)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout each Year or Period

	Class A
	Year Ended May 31,				Period Ended
	2016	2015	2014	2013	May 31, 2012 (1)

Net asset value, beginning of year/period	$9.77	$10.08	$9.86	$9.46	$9.54
Activity from investment operations:
Net investment income (2)	0.20	0.23	0.24	0.27	0.05
Net realized and unrealized gain (loss) on investments	(0.74)	(0.22)	0.27	0.44	(0.13)
Total from investment operations	(0.54)	0.01	0.51	0.71	(0.08)

Less distributions from:
Net investment income	(0.15)	(0.24)	(0.29)	(0.31)	—
Net realized gains	—	(0.08)	—	—	—
Return of capital	(0.04)	—	—	—	—
Total distributions	(0.19)	(0.32)	(0.29)	(0.31)	—

Net asset value, end of year/period	$9.04	$9.77	$10.08	$9.86	$9.46

Total return (3)	(5.52)%	0.10%	5.27%	7.66%	(0.84	)% (4)

Net assets, end of year/period (000s)	$23,619	$46,008	$57,036	$2,178	$34

Ratio of total expenses to average net assets (5)	1.41%	1.43%	1.44%	1.47%	1.56	% (6)
Ratio of net investment income to average net assets (5)	2.11%	2.38%	2.43%	2.75%	4.17	% (6)
Portfolio Turnover Rate	106.98%	71.38%	85.13%	151.19%	284.91	% (4)

(1)	Class A Shares commenced operations on March 21, 2012.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(4)	Not annualized

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

Leader Short-Term Bond Fund
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period

	Class C
	Year Ended May 31,			Period Ended
	2016	2015	2014	May 31, 2013 (1)

Net asset value, beginning of year/period	$9.81	$10.12	$9.89	$9.58
Activity from investment operations:
Net investment income (2)	0.15	0.19	0.20	0.18
Net realized and unrealized gain (loss) on investments	(0.74)	(0.23)	0.26	0.30
Total from investment operations	(0.59)	(0.04)	0.46	0.48

Less distributions from:
Net investment income	(0.13)	(0.19)	(0.23)	(0.17)
Net realized gains	—	(0.08)	—	—
Return of capital	(0.02)	—	—	—
Total distributions	(0.15)	(0.27)	(0.23)	(0.17)

Net asset value, end of year/period	$9.07	$9.81	$10.12	$9.89

Total return (3)	(6.07)%	(0.39)%	4.70%	5.02	% (4)

Net assets, end of year/period (000s)	$12,488	$20,337	$15,951	$5,516

Ratio of total expenses to average net assets (5)	1.91%	1.93%	1.94%	1.97	% (6)
Ratio of net investment income to average net assets (5)	1.56%	1.92%	1.96%	2.25	% (6)
Portfolio Turnover Rate	106.98%	71.38%	85.13%	151.19	% (4)

(1)	Class C shares commenced operation on August 8, 2012.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	Not annualized.

(5)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(6)	Annualized.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Investor Class
	Year Ended May 31,
	2016	2015		2014		2013	2012

Net asset value, beginning of year	$10.74	$11.36		$10.89		$9.78	$10.39
Activity from investment operations:
Net investment income (1)	0.40	0.42		0.35		0.38	0.38
Net realized and unrealized gain (loss) on investments	(1.37)	(0.46)		0.60		1.25	(0.66)
Total from investment operations	(0.97)	(0.04)		0.95		1.63	(0.28)

Paid-in-capital from redemption fees	—	—		0.01		0.00 (2)	0.03

Less distributions from:
Net investment income	(0.28)	(0.42)		(0.37)		(0.52)	(0.31)
Net realized gains	—	(0.16)		(0.12)		—	(0.05)
Return of capital	(0.14)	—		—		—	—
Total distributions	(0.42)	(0.58)		(0.49)		(0.52)	(0.36)

Net asset value, end of year	$9.35	$10.74		$11.36		$10.89	$9.78

Total return (3)	(9.04)%	(0.30)%		9.08%		17.16%	(2.36)%

Net assets, end of year (000s)	$20,087	$80,582		$83,688		$11,233	$7,248

Ratio of total expenses to average net assets (4)	1.54%	1.52%		1.69%		2.33%	2.25%
Ratio of net investment income to average net assets (4)	4.00%	3.81	% (5)	3.19	% (5)	3.63%	3.80%

Portfolio Turnover Rate	208.59%	173.78%		93.44%		116.42%	218.66%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Amount represents less than $.01 per share.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year.

	Institutional Class
	Year Ended May 31,
	2016	2015		2014		2013	2012

Net asset value, beginning of year	$10.69	$11.31		$10.85		$9.75	$10.37
Activity from investment operations:
Net investment income (1)	0.48	0.47		0.41		0.43	0.43
Net realized and unrealized gain (loss) on investments	(1.40)	(0.46)		0.59		1.25	(0.67)
Total from investment operations	(0.92)	0.01		1.00		1.68	(0.24)

Paid-in-capital from redemption fees	—	—		0.01		0.00 (2)	0.03

Less distributions from:
Net investment income	(0.31)	(0.47)		(0.43)		(0.58)	(0.36)
Net realized gains	—	(0.16)		(0.12)		—	(0.05)
Return of capital	(0.16)	—		—		—	—
Total distributions	(0.47)	(0.63)		(0.55)		(0.58)	(0.41)

Net asset value, end of year	$9.30	$10.69		$11.31		$10.85	$9.75

Total return (3)	(8.64)%	0.18%		9.63%		17.76%	(1.99)%

Net assets, end of year (000s)	$42,043	$141,065		$111,952		$15,706	$6,574

Ratio of total expenses to average net assets (4)	1.04%	1.02%		1.19%		1.83%	1.75%
Ratio of net investment income to average net assets (4)	4.80%	4.35	% (5)	3.72	% (5)	4.13%	4.28%

Portfolio Turnover Rate	208.59%	173.78%		93.44%		116.42%	218.66%

(1)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year.

(2)	Amount represents less than $.01 per share.

(3)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(4)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(5)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period.

	Class A
	Year Ended May 31,						Period Ended
	2016	2015		2014		2013	May 31, 2012 (1)
Net asset value, beginning of year/period	$10.72	$11.34		$10.88		$9.78	$10.11

Activity from investment operations:
Net investment income (2)	0.44	0.42		0.36		0.35	0.10
Net realized and unrealized gain (loss) on investments	(1.41)	(0.46)		0.58		1.28	(0.43)
Total from investment operations	(0.97)	(0.04)		0.94		1.63	(0.33)

Paid-in-capital from redemption fees	—	—		0.01		0.00 (3)	0.00	(3)

Less distributions from:
Net investment income	(0.28)	(0.42)		(0.37)		(0.53)	—
Net realized gains	—	(0.16)		(0.12)		—	—
Return of capital	(0.14)	—		—		—	—
Total distributions	(0.42)	(0.58)		(0.49)		(0.53)	—

Net asset value, end of year/period	$9.33	$10.72		$11.34		$10.88	$9.78

Total return (4)	(9.06)%	(0.31)%		9.06%		17.14%	(3.26	)% (5)

Net assets, end of year/period (000s)	$10,027	$39,175		$27,467		$343	$10

Ratio of total expenses to average net assets (6)	1.54%	1.52%		1.69%		2.33%	2.38	% (7)
Ratio of net investment income to average net assets (6)	4.44%	3.86	% (8)	3.22	% (8)	3.63%	4.98	% (7)

Portfolio Turnover Rate	208.59%	173.78%		93.44%		116.42%	218.66	% (5)

(1)	Class A shares commenced operation on March 21, 2012.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any. Class A total return does not reflect the applicable sales load.

(5)	Not annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(7)	Annualized.

(8)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Total Return Fund
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Year or Period.

	Class C
	Year Ended May 31,					Period Ended
	2016	2015		2014		May 31, 2013 (1)

Net asset value, beginning of year/period	$10.81	$11.43		$10.96		$10.03
Activity from investment operations:
Net investment income (2)	0.39	0.37		0.30		0.26
Net realized and unrealized gain (loss) on investments	(1.42)	(0.46)		0.60		0.96
Total from investment operations	(1.03)	(0.09)		0.90		1.22

Paid-in-capital from redemption fees	—	—		0.01		0.00	(3)

Less distributions from:
Net investment income	(0.25)	(0.37)		(0.32)		(0.29)
Net realized gains	—	(0.16)		(0.12)		—
Return of capital	(0.13)	—		—		—
Total distributions	(0.38)	(0.53)		(0.44)		(0.29)

Net asset value, end of year/period	$9.40	$10.81		$11.43		$10.96

Total return (4)	(9.60)%	(0.77)%		8.55%		12.29	% (5)

Net assets, end of year/period (000s)	$5,712	$13,021		$8,914		$950

Ratio of total expenses to average net assets (6)	2.04%	2.02%		2.19%		2.83	% (7)
Ratio of net investment income to average net assets (6)	3.90%	3.36	% (8)	2.73	% (8)	3.13	% (7)

Portfolio Turnover Rate	208.59%	173.78%		93.44%		116.42	% (5)

(1)	Class C shares commenced operation on August 8, 2012.

(2)	Per shares amounts calculated using the average share method, which appropriately presents the per share data for the year or period.

(3)	Amount represents less than $0.01 per share.

(4)	Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund, assuming reinvestment of dividends and distributions, if any.

(5)	Not annualized.

(6)	The ratios shown do not include the Fund’s proportionate shares of the expenses of the underlying funds in which the Fund invests.

(7)	Annualized.

(8)	Inclusive of Advisor’s recapture of waived/reimbursed fees from prior periods.

See accompanying notes to financial statements.

Leader Funds
NOTES TO FINANCIAL STATEMENTS
May 31, 2016

(1)	Organization

The Leader Capital Family of Mutual Funds is comprised of the Leader Short-Term Bond Fund (“Short-Term Bond”) and the Leader Total Return Fund (“Total Return”) (each a Fund and collectively the “Funds”), each a series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a Delaware statutory trust organized on January 19, 2005. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. Each Fund represents a distinct, diversified series with its own investment objectives and policies within the Trust. The primary investment objective of Short-Term Bond is to deliver a high level of current income, with a secondary objective of capital appreciation. The primary investment objective of Total Return is to seek income and capital appreciation to produce a high total return. Short-Term Bond and Total Return commenced operations on July 14, 2005 and July 30, 2010, respectively.

Each Fund currently offers four classes of shares, Investor Class, Institutional Class, Class A and Class C shares. Short-Term Bond and Total Return Class A shares commenced operations on March 21, 2012 and Class C shares commenced operations on August 8, 2012. Investor, Institutional and Class C shares are offered at net asset value. Class A shares are offered at net asset value plus a maximum sales charge. The maximum sales charge is 1.50% for Class A. Class C shares are subject to a maximum contingent deferred sales charge of 1.00% on shares redeemed within the first 12 months at purchase. Each class represents an interest in the ongoing service and distribution charges. All classes of shares have equal voting privileges except that each class has exclusive voting rights with respect to its service and/or distribution plans. The Funds’ income, expenses (other than class specific distribution fees) and realized and unrealized gains and losses are allocated proportionately each day based upon the relative net assets of each class.

(2)	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The Funds follow the specialized accounting and reporting requirements under GAAP that are applicable to investment companies.

(a)	Security Valuation

Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the primary exchange on the day of valuation. Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Trust’s Board of Trustees (the “Board”) using methods which include current market quotations from a major market maker in the securities and based on methods which include the consideration of yields or prices of securities of comparable quality, coupon, maturity and type and in some cases are valued at the present value of future cash flows based on the prevailing market rates. Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. Forward foreign currency exchange contracts (“forward contracts”) are generally valued at the mean of bid and ask prices for the time period interpolated from rates reported by an independent pricing service for proximate time periods. Bank loans are generally valued using recently executed transactions, market price quotations (where observable) and market observable credit default swap levels. Fair value is based on the average of one or more broker quotes received. Investments in open-end investment companies are valued at net asset value. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost.

Each Fund may hold securities, such as private investments, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The team may also enlist third party consultants such as a valuation specialist at a public accounting firm, valuation consultant or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board has also engaged a third party valuation firm to attend valuation meetings held by the Trust, review minutes of such meetings and report to the Board on a quarterly basis. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Fair Valuation Process – As noted above, the fair value team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) advisor. The applicable investments are valued collectively via inputs from each of these

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

groups. For example, fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the advisor, the prices or values available do not represent the fair value of the instrument. Factors which may cause the advisor to make such a judgment include, but are not limited to, the following: only a bid price or an ask price is available; the spread between bid and ask prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to each Fund’s calculation of its net asset value. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Each Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

Open-end investment companies are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Funds will not change.

The Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Funds have the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of May 31, 2016 for each Fund’s assets and liabilities measured at fair value:

Short-Term Bond

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Common Stock	$153,513	$—	$—	$153,513
Bonds & Notes	—	289,077,599	—	289,077,599
Bank Loans	—	4,205,477	—	4,205,477
Convertible Bonds	—	10,198,660	—	10,198,660
Preferred Stock	—	54,930,752	—	54,930,752
US Government & Agency	—	14,996,925	—	14,996,925
Open Ended Mutual Fund	749,178	—	—	749,178
Short-Term Investments	104,283,145			104,283,145
Total Investments	$105,185,836	$373,409,413	$—	$478,595,249

*	Refer to the Portfolio of Investments for industry classification.

The Short Term Bond did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and 2 during the current year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the year.

Total Return

Assets *	Level 1	Level 2	Level 3	Total
Investments:
Bonds & Notes	$—	$43,820,832	$—	$43,820,832
U.S. Government & Agency	—	4,901,170	—	4,901,170
Preferred Stocks	—	13,443,101	—	13,443,101
Short - Term Investments	17,512,628	—	—	17,512,628
Total Investments	$17,512,628	$62,165,103	$—	$79,677,731

*	Refer to the Portfolio of Investments for industry classification.

The Total Return Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year presented. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting year.

(b)	Security Transactions and Related Income

Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. The accounting records are maintained in U.S. Dollars.

(c)	Foreign Currency

All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Funds isolate the portion of the results of operations for realized gain and losses resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Unrealized gains and losses resulting from changes in foreign exchange rates on investments are not isolated from changes in the valuation of securities held.

(d)	Forward Foreign Currency Exchange Contracts

Each Fund entered into Forward Contracts in order to hedge or profit from its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to settle foreign currency transactions or as a part of an investment strategy. When executing Forward Contracts, the Funds are obligated to buy or sell a foreign currency at a specified rate on a certain date in the future. With respect to sales of Forwards Contracts, the Funds would incur a loss if the value of the contract

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

increases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract decreases between those dates. With respect to purchases of Forward Contracts, the Funds would incur a loss if the value of the contract decreases between the date the Forward Contract is opened and the date the Forward Contract is closed. The Funds realize a gain if the value of the contract increases between those dates. The Funds are exposed to foreign currency risk as a result of changes in value of underlying financial instruments. The Funds are also exposed to credit risk associated with counterparty nonperformance on these Forward Contracts, which is typically limited to the unrealized gain on each open contract. For the year ended May 31, 2016, Short-Term Bond and Total Return had net realized gains from Forward currency exchange contracts of $6,047,895 and $1,676,901, respectively, which is shown in the net realized gain from Forward currency exchange contracts in the Statements of Operations.

(e)	Exchange Traded Notes

Exchange Traded Notes (“ETNs”) – ETNs are senior, unsecured, unsubordinated debt securities which trade on an exchange and are designed to provide investors with an additional way to access the returns of market benchmarks or strategies. With ETNs, the investor has direct counterparty exposure to the issuer or to third parties guaranteeing the securities’ performance.

(f)	Impact of Derivatives on the Statements of Assets and Liabilities and Statements of Operations

There are no derivative instruments outstanding as of May 31, 2016. The amounts of realized and changes in unrealized gains and losses on derivative instruments during the year are disclosed in the Statements of Operations and serve as indicators of the volume of derivative activity for each Fund.

The following is a summary of the location of derivative instruments on each Fund’s Statement of Operations for the year ended May 31, 2016:

Derivative Investment Type	Location of Gain (Loss) on Derivatives
Forward Contracts	Net realized loss from forward currency exchange contracts
Net change in unrealized appreciation (depreciation) on forward currency exchange contracts

The following is a summary of each Fund’s realized gain (loss) and change in unrealized appreciation (depreciation) on derivative instruments recognized in the Statements of Operations categorized by primary risk exposure for the year ended May 31, 2016:

Realized gain/(loss) on derivatives recognized in the Statements of Operations

		Year Ended
Short-Term Bond	Currency	May 31, 2016
Forward Contracts	$6,047,895	$6,047,895

Total Return
Forward Contracts	$1,676,901	$1,676,901

Net change in unrealized appreciation/(depreciation) on derivatives recognized in the Statements of Operations

		Year Ended
Short-Term Bond	Currency	May 31, 2016
Forward Contracts	$(6,450,387)	$(6,450,387)

Total Return
Forward Contracts	$(1,878,956)	$(1,878,956)

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

(g)	Distributions to Shareholders

Dividends from net investment income are accrued daily and paid monthly. Distributable net realized capital gains are declared and distributed annually. Dividends and distributions to shareholders are recorded on ex-date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (i.e., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment. Temporary differences do not require reclassification. These reclassifications have no effect on net assets, results from operations or net asset values per share of the Funds.

(h)	Federal Income Taxes

It is each Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

Each Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed each Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2013-2015), or expected to be taken in each Fund’s 2016 tax returns. Each Fund identifies its major tax jurisdictions as U.S. Federal, Nebraska, and foreign jurisdictions where each Fund makes significant investments. Each Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

(i)	Expenses

Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses that are not readily identifiable to a specific fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

(j)	Indemnification

The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties and which provide general indemnities. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

(k)	Cash

The Funds consider their investment in an FDIC insured interest bearing savings account to be cash. The Funds maintain cash balances, which, at times, may exceed federally insured limits. The Funds maintain these balances with a high quality financial institution.

(3)	Investment Transactions

For the year ended May 31, 2016, cost of purchases and proceeds from sales of portfolio securities and U.S. Government securities, other than short-term investments, amounted to the following:

			U.S. Government Securities
Fund	Purchase	Sales	Purchase	Sales
Short-Term Bond	$654,611,536	$1,069,995,092	$683,969,680	$682,096,698
Total Return	282,925,570	513,781,372	70,706,262	31,312,105

(4)	Investment Advisor/Transactions with Related Parties

Leader Capital Corp. serves as the Funds’ Investment Advisor (the “Advisor”). Pursuant to an investment advisory agreement between the Advisor and the Trust, on behalf of each Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Funds and supervises the performance of administrative and professional services provided by others. As

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

compensation for its services and the related expenses borne by the Advisor, each Fund pays the Advisor a management fee, computed and accrued daily and paid monthly, at an annual rate of (i) 0.75% of Total Return’s average daily net assets; (ii) 0.75% of Short-Term Bond’s average daily net assets up to and including $1.25 billion; or (iii) 0.70% of Short-Term Bond’s average daily net assets over $1.25 billion. For the year ended May 31, 2016, Short-Term Bond and Total Return accrued $5,660,847 and $1,184,204 in advisory fees, respectively.

Foreside Distribution Services, LP (the “Distributor”), acts as each Fund’s principal underwriter in a continuous public offering of each Fund’s Investor Class, Institutional Class, Class A and Class C shares. During the year ended May 31, 2016, the Distributor received $5,496 and $27,092 in underwriting commissions for sales of Class A and Class C shares of Short-Term Bond of which $7,938 was retained by the principal underwriter for Class C. During the year ended May 31, 2016 the Distributor received $1,822, and $12,417 in underwriting commissions for sales of Class A and Class C shares of Total Return of which $8,069 was retained by the principal underwriter for Class C.

In addition, certain affiliates of GFS provide services to the Funds as follows:

Gemini Fund Services, LLC (“GFS”), provides administration, fund accounting, and transfer agent services to the Trust. Pursuant to separate servicing agreements with GFS, the Funds pay GFS customary fees for providing administration, fund accounting and transfer agency services to the Funds. A Trustee and certain officers of the Trust are also officers of GFS, and are not paid any fees directly by the Funds for serving in such capacities. GFS provides a Principal Executive Officer and a Principal Financial Officer to the trust.

Northern Lights Compliance Services, LLC (“NLCS”), NLCS, an affiliate of GFS and the Distributor, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Blu Giant, LLC (“Blu Giant”), an affiliate of GFS and the Distributor, provides EDGAR conversion and filing services as well as print management services for the Funds on an ad-hoc basis. For the provision of these services, Blu Giant receives customary fees from the Funds.

(5)	Distribution Plan

The Trust, with respect to the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plans for Class A, Class C and Investor Class shares (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that a monthly service and distribution fee is calculated by each Fund at an annual rate of 0.50% of its average daily net assets for Investor Class and Class A shares and 1.00% for Class C shares and is paid to the Distributor to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of each Fund’s shareholder accounts not otherwise required to be provided by the Advisor. The Institutional Shares do not participate in a Plan. For the year ended May 31, 2016, Short-Term Bond and Total Return incurred $1,706,679 and $433, 486, respectively in fees, pursuant to the Plans.

(6)	Distributions to Shareholders and Tax Components of Capital

The tax character of Fund distributions for the years ended May 31, 2016 and May 31, 2015 was as follows:

	For the year ended May 31, 2016
	Ordinary	Long-Term	Return of
Fund	Income	Capital Gains	Capital	Total
Short Term Bond	$15,020,715	$—	$3,091,902	$18,112,617
Total Return	5,644,978	—	1,417,325	7,062,303

	For the year ended May 31, 2015
	Ordinary	Long-Term	Return of
	Income	Capital Gains	Capital	Total
Short Term Bond	$29,982,671	$7,183,982	$—	$37,166,653
Total Return	12,447,495	1,963,353	—	14,410,848

As of May 31, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

	Undistributed	Undistributed	Post October Loss	Capital Loss	Other	Unrealized	Total
	Ordinary	Long-Term	and	Carry	Book/Tax	Appreciation/	Accumulated
	Income	Capital Gains	Late Year Loss	Forwards	Differences	(Depreciation)	Earnings/(Deficits)
Short-Term Bond	$—	$—	$(55,974,024)	$(15,737,831)	$(911,795)	$(1,933,934)	$(74,557,584)
Total Return	—	—	(21,286,893)	(11,083,513)	(489,655)	(2,390,827)	(35,250,888)

The difference between book basis and tax basis undistributed net investment income (loss), unrealized depreciation and accumulated net realized losses from investments is primarily attributable to the tax deferral of losses on wash sales and straddles, dividends payable, and section 305(c) deemed dividend distributions. In addition, the amount listed under other book/tax differences is primarily attributable to the tax deferral of losses on straddles and dividends payable.

Late year losses incurred after December 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such late year losses as follows:

Portfolio	Late Year Losses
Short-Term Bond	$370,221
Total Return	$—

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds incurred and elected to defer such capital losses as follows:

Post October
Portfolio	Losses
Leader Short-Term Bond Fund	$55,603,803
Leader Total Return Fund	21,286,893

At May 31, 2016, the Funds had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

	Non-Expiring	Non-Expiring
	Short-Term	Long-Term	Total
Short-Term Bond	$4,303,348	$11,434,483	$15,737,831
Total Return	6,110,322	4,973,191	11,083,513

Permanent book and tax differences, primarily attributable to the book/tax treatment of foreign currency gains/(losses), adjustments for contingent payment debt instruments, real estate investment trusts, paydowns, section 305(c) deemed dividend distributions, and the reclassification of Fund distributions, resulted in reclassification for the tax year ended May 31, 2016 for the Funds as follows:

	Paid in	Undistributed	Undistributed
	Capital	Ordinary Income (loss)	Net Realized Gain (Loss)
Short-Term Bond	$(280,546)	$(3,112,275)	$3,392,821
Total Return	(102,634)	(1,500,397)	1,603,031

(7)	Auction Rate Preferred Securities

Auction rate preferred securities (“ARPS”) are corporate preferred stocks with dividend rates designed to reset periodically typically every 7, 14, 28, or 35 days. These ARPS do not trade on a public stock exchange similar to common stocks, but rather through a Dutch auction process, occurring at the intervals described above. Since February 18, 2008 the Dutch auction process has mostly failed. When an auction fails, the dividend rate applicable to each series is set at a “default rate”, as defined in each security’s prospectus, and varies with a specified short-term interest rate (typically as a percentage of or a spread in addition to the specified base rate).

Leader Funds
NOTES TO FINANCIAL STATEMENTS (Continued)
May 31, 2016

The Advisor believes par value accurately reflects the market value of the ARPS held by the Short-Term Bond Fund as of May 30, 2016, and because of the failed Dutch auction process, believes they are presently illiquid. As of May 31, 2016 the ARPS are fair valued based on the Trust’s Procedures as stated in Note 2. Although the Advisor believes that par value accurately reflects market value, there is no guarantee that in a forced liquidation the Fund would receive full value for these securities. As of May 31, 2016 the Short-Term Bond Fund held $1,650,000 or 0.3% of net assets in ARPS.

(8)	Investment in Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. A Fund may invest in restricted securities that are consistent with a Fund’s investment objective and investment strategies. A Fund will not invest in a restricted security if, immediately after and as a result of the investment in such security, more that 15% of the Fund’s net assets would be invested in illiquid securities. In some cases, the issuer of restricted securities has agreed to register such securities for resale, at the issuer’s expense either upon demand by the Fund or in connection with another registered offering of the securities. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees. It is possible that the estimated value may differ significantly from the amount that might ultimately be realized in the near term, and the difference could be material.

As of May 31, 2016, Total Return was invested in the following restricted securities:

	Initial Acquisition				% of Net
Security	Date	Principal	Cost	Value	Assets
OnDeck Capital, Inc.	8/1/2014	$333,333	$333,333	$340,279	0.44%
OnDeck Capital, Inc.	4/24/2015	3,666,667	3,666,667	3,784,224	4.86%
OnDeck Capital, Inc.	8/5/2015	3,000,000	3,000,000	3,101,685	3.98%
Total:				$7,226,188	9.28%

(9)	New Accounting Pronouncement

In May 2015, the FASB issued Accounting Standards Update (“ASU”) No. 2015-07 “Disclosure for Investments in Certain Entities that Calculate Net Asset Value per Share (or Its Equivalent)”. The amendments in ASU No. 2015-07 remove the requirements to categorize within the fair value hierarchy measured using the NAV practical expedient. The ASU also removes certain disclosure requirements for investments that qualify, but do not utilize, the NAV practical expedient. The amendments in the ASU are effective for fiscal years beginning after December 15, 2015, and interim periods within those fiscal years. The practical expedient allowed entities to estimate the fair value of certain investments by using the NAV per share as of their measurement date. Management is currently evaluating the impact these changes will have on the Funds’ financial statements and related disclosures.

(10)	Subsequent Events

Subsequent events after the date of the Statements of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of Northern Lights Fund Trust
and the Shareholders of Leader Short-Term Bond Fund and Leader Total Return Fund

We have audited the accompanying statements of assets and liabilities of the Leader Short-Term Bond Fund and Leader Total Return Fund (the “Funds”), each a series of shares of beneficial interest in the Northern Lights Fund Trust, including the portfolios of investments, as of May 31, 2016, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years and periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of May 31, 2016 by correspondence with the custodian, other appropriate parties and brokers or by other appropriate auditing procedures, where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Leader Short-Term Bond Fund and Leader Total Return Fund as of May 31, 2016, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and their financial highlights for each of the years and periods presented, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania
July 29, 2016

Leader Funds
EXPENSE EXAMPLES (Unaudited)
May 31, 2016

As a shareholder you incur two types of costs: (1) transaction costs, including sales loads; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Leader Short-Term Bond Fund or Leader Total Return Fund and compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from December 1, 2015 through May 31, 2016.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales loads, or redemption fees. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical (5% return before
			Actual		expenses)
	Fund’s	Beginning	Ending		Ending
	Annualized	Account	Account	Expenses Paid	Account	Expenses Paid
	Expense	Value	Value	During Period *	Value	During *
	Ratio	12/1/2015	5/31/2016	12/1/15 -5/31/16	5/31/2016	12/1/15 -5/31/16
Investor Class:
Leader Short-Term Bond Fund	1.41%	$1,000.00	$973.50	$6.96	$1,017.95	$7.11
Leader Total Return Fund	1.54%	$1,000.00	$976.60	$7.61	$1,017.30	$7.77
Institutional Class:
Leader Short-Term Bond Fund	0.91%	$1,000.00	$977.10	$4.50	$1,020.45	$4.60
Leader Total Return Fund	1.04%	$1,000.00	$978.80	$5.14	$1,019.80	$5.25
Class A:
Leader Short-Term Bond Fund	1.41%	$1,000.00	$974.50	$6.96	$1,017.95	$7.11
Leader Total Return Fund	1.54%	$1,000.00	$976.50	$7.61	$1,017.30	$7.77
Class C:
Leader Short-Term Bond Fund	1.91%	$1,000.00	$970.50	$9.41	$1,015.45	$9.62
Leader Total Return Fund	2.04%	$1,000.00	$973.40	$10.06	$1,014.80	$10.28

*	Expenses are equal to each Fund’s annualized expense ratio, multiplied by the number of days in the period (183) divided by the number of days in the fiscal year (366).

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

Leader Short-Term Bond Fund & Leader Total Return Fund – Adviser: Leader Capital Corp.*

In connection with the regular meeting held on May 17 & 18, 2016 the Board of Trustees (the “Board” or the “Trustees”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Leader Capital Corp. (“Leader”) and the Trust, with respect to Leader Short-Term Bond Fund (“Leader Short”) and Leader Total Return Fund (“Leader Total Return”) (each individually a “Fund” and collectively the “Funds”). In considering the renewal of the Advisory Agreement, the Trustees received materials specifically relating to the Advisory Agreement.

The Trustees relied upon the advice of legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement, and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees noted Leader is a mutual fund adviser founded in 1997 that specializes in managing fixed income investments with current assets under management of approximately $678 million. The Trustees reviewed the background information of the key investment personnel, who are responsible for servicing the Fund, and took into consideration education and financial industry experience and were satisfied that the investment team has the skills required to manage the Funds. The Trustees acknowledged that a junior portfolio manager and analyst was replaced at the end of 2015 with a veteran portfolio manager from a top global money management firm, with over 20 years of experience in fixed income and derivative products. The Trustees noted their appreciation for the due-diligence taken by Leader, utilizing a proprietary risk-reward model incorporating fundamental analysis of interest rates, spreads, and economic projections to screen current and prospective investments for inclusion in the portfolio in both the investment grade and high yield sectors. The Trustees were satisfied with Leader’s description of its risk management approach, and noted positively that Leader has made some adjustments in response to changing economic factors that could strengthen its risk management with regard to credit risk and liquidity risk. The Trustees discussed Leader’s broker-dealer selection process and Leader’s report that no material compliance issues have arisen since the last renewal of the advisory agreement. The Board concluded that Leader should continue to provide a high level of quality service to Funds for the benefit of the shareholders.

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2016

Performance.

Leader Short

The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, 3-year, and 5-year periods, noting it underperformed its peer group, US OE Short-Term Bond Morningstar Category average and index over the 1-year, 2-year, and 3-year periods, while performing in line with each over the 5-year period. The Trustees noted that Leader indicated that the underperformance over the past 3 years resulted from sub-optimal allocation decisions. The Trustees acknowledged that Leader has implemented a strategy that it believes will perform better in an environment of reduced liquidity and increased credit risk. Given Leader’s historic ability to provide acceptable returns for shareholders, the Trustees agreed that Leader should be retained but Leader’s new approach should be monitored.

Leader Total Return

The Trustees reviewed the Fund’s performance over the last 1-year, 2-year, 3-year, and 5-year periods, noting it underperformed its peer group, US OE Intermediate-Term Bond Morningstar Category average and index over each period. The Trustees noted the Fund currently maintains a 1-star ranking from Morningstar and falls in the 99th percentile. The Trustees noted that Leader indicated that the underperformance over the past 3 years resulted from sub-optimal allocation decisions. The Trustees acknowledged that Leader has reoriented the portfolio strategy that it believes will perform better in an environment of reduced liquidity and increased credit risk. Given Leader’s historic ability to provide acceptable returns, the Trustees agreed that Leader should be retained but Leader’s new approach should be monitored.

Fees and Expenses.

Leader Short

The Trustees noted the Fund’s base advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group, and although it is also higher than the average fee charged by funds in its Morningstar category, it is within the range of fees charged by such funds. They considered that some of the other funds in the peer group are quite large and part of a larger complex of funds, and this may impact the advisory fee. The Trustees noted the advisory agreement includes a breakpoint, reducing the advisory fee to 0.70% on assets exceeding $1.25 billion, and also noted Leader is willing to consider additional breakpoints in the future. The Trustees also considered Leader’s assertion that the higher than average advisory fee was justified by the additional research required by Leader’s strategy. The Trustees also noted the Fund’s net expense ratio is higher than the net expense ratio of any fund in its peer group, and although it is also higher than the average net expense ratio of funds in its Morningstar category, it is within the range of net

Leader Funds
SUPPLEMENTAL INFORMATION (Unaudited) (Continued)
May 31, 2016

expense ratios of such funds. After discussion, the Trustees concluded the fee was not unreasonable.

Leader Total Return

The Trustees noted the Fund’s advisory fee of 0.75% is higher than the advisory fee charged by any fund in its peer group, and, although it is also higher than the average fee charged by funds in its Morningstar category, it is within the range of fees charged by such funds. The Trustees also considered Leader’s assertion that the higher than average advisory fee was justified by the additional research required by Leader’s strategy. The Trustees also noted the Fund’s net expense ratio is higher than the net expense ratio of any fund in its peer group, and although it is also higher than the average net expense ratio of funds in its Morningstar category, it is within the range of net expense ratios of such funds. The Trustees discussed the fact that several of the funds in the peer group were extremely large, and this generally skews downward the peer group net expense ratio averages. After discussion, the Trustees concluded the fee was not unreasonable.

Economies of Scale. The Trustees considered the breakpoint established previously for Leader Short. The Trustees discussed Leader’s expectations on future economies of scale and asset levels for Leader Short. It was the consensus of the Trustees that they were satisfied with the negotiated breakpoint under the existing circumstances. The Trustees considered that Leader has indicated a willingness to consider a breakpoint for Leader Total in the future, but Leader asserted that at current asset levels Leader has not benefited from economies of scale. The Trustees discussed Leader’s expectations on future economies of scale and asset levels for Leader Total. After further discussion, the Trustees concluded, given each Fund’s current size and anticipated growth, breakpoints would be considered again as each Fund grows.

Profitability. The Trustees reviewed information provided by Leader regarding the profitability of Leader with respect to each Fund. They considered that while the Leader had realized a profit with respect to both Funds over the prior year, both the dollar amount of the profit and profit as a percentage of income were not unreasonable. The Trustees concluded that the profits realized by Leader from its relationship with each Fund were not excessive.

Conclusion. Having requested and received such information from Leader as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of Counsel, the Trustees concluded the fee structure is reasonable and renewal of the Advisory Agreement is in the best interests of Leader Short-Term Bond Fund and Leader Total Return Fund and each Fund’s shareholders.

*	Due to timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Funds.

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)
May 31, 2016

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007).	119	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013); Northern Lights Variable Trust (since 2013); OHA Mortgage Strategies Fund (offshore), Ltd. (since 2014); Altegris KKR Commitments Master Fund and Altegris KKR Commitments Fund (since 2014)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	119	Schroder Global Series Trust (since 2012); Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013); Altegris KKR Commitments Master Fund; Altegris KKR Commitments Fund (since 2014) and Ramius Archview Credit and Distressed Fund (since 2015)
Anthony J. Hertl Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	107	AdvisorOne Funds (2004- 2013); Alternative Strategies Fund (since 2010); Satuit Capital Management Trust (since 2007); Greenwich Advisers Trust (2007- February 2011); Global Real Estate Fund (2008-2011); The World Funds Trust (2010- 2013); Northern Lights Variable Trust (since 2006)
Gary W. Lanzen Born in 1954	Trustee Since 2005	Retired since 2012. Formerly, Founder, President, and Chief Investment Officer, Orizon Investment Counsel, Inc. (2000-2012).	107	AdvisorOne Funds (since 2003); Alternative Strategies Fund (since 2010); Northern Lights Variable Trust (since 2006); CLA Strategic Allocation Fund (2014-2015)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	146	Northern Lights Variable Trust (since 2011); Northern Lights Fund Trust III (since February 2012); Alternative Strategies Fund (since 2012)
Mark H. Taylor Born in 1964	Trustee Since 2007; Chairman of the Audit Committee since 2013	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); President, Auditing Section of the American Accounting Association (2012-2015); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	146	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (2007-2012); Northern Lights Fund Trust III (since 2012); Northern Lights Variable Trust (since 2007)

5/31/16 – NLFT_v1

LEADER FUNDS
SUPPLEMENTAL INFORMATION (Unaudited)(Continued)
May 31, 2016

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers*** 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer, Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly President and Manager, Blu Giant, LLC (2004 - 2011).	107	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, Blu Giant, (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust II (“NLFT II”), Northern Lights Fund Trust III (“NLFT III”), Northern Lights Fund Trust IV (“NLFT IV”), Northern Lights Variable Trust (“NLVT”) and Two Roads Shared Trust.

***	Andrew Rogers is an “Interested Trustee” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant and Transfer Agent).

The Funds’ SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-800-711-9164.

5/31/16 – NLFT_v1

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.

PROXY VOTING POLICY

Information regarding how each Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-800-711-9164 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-800-711-9164.

INVESTMENT ADVISOR
Leader Capital Corp.
919 NE 19th Ave., Suite 200
Portland, OR 97232

ADMINISTRATOR
Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b) For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)	Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;
(2)	Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;
(3)	Compliance with applicable governmental laws, rules, and regulations;
(4)	The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and
(5)	Accountability for adherence to the code.

(c) Amendments: During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d) Waivers: During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e) The Code of Ethics is not posted on Registrant’ website.

(f) A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a) The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark Gersten and Mark H. Taylor are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl, Mr. Gersten and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)	Audit Fees

2016 - $33,600

2015 - $41,800

2014 - $29,000

2013 - $28,500

2012 - $27,500

2011 - $27,000

2010 - $13,500

(b)	Audit-Related Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

2011 - None

2010 – None

(c)	Tax Fees

2016 - $4,400

2015 - $6,000

2014 - $4,000

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)	All Other Fees

2016 - None

2015 - None

2014 - None

2013 - None

2012 - None

2011 - None

2010 - None

(e) (1) Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant. The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant. Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)	Percentages of Services Approved by the Audit Committee

2016

Audit-Related Fees:               0.00%

Tax Fees:                0.00%

All Other Fees:                0.00%

(f)	During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)	The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2016 - $4,400

2015 - $6,000

2014 - $4,000

2013 - $4,000

2012 - $4,000

2011 - $4,000

2010 - $2,000

(h) The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies. Not applicable to open-end investment companies.

Item 6. Schedule of Investments. Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies. Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Funds. Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders. Vote of security holders is included under item 1.

Item 11. Controls and Procedures.

(a) Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics filed herewith.

(a)(2) Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3) Not applicable for open-end investment companies.

(b) Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 8/4/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

Andrew B. Rogers, President/Principal Executive Officer

Date 8/4/16

By (Signature and Title)

/s/ Kevin E. Wolf

Kevin E. Wolf, Treasurer/Principal Financial Officer

Date 8/4/16